SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  Form 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15d of the

                    Securities and Exchange Act of 1934

              - - - - - - - - - - - - - - - - - - - - - - - -

                      Date of Report (Date of earliest
                       event reported) July 19, 1995


                         HIGHLANDS BANKSHARES, INC.
           (Exact name of registrant as specified in its charter)


West Virginia                     2-94129                    55-0650793
  (State of                   (Commission File             (IRS Employer
Incorporation)                    Number)               Identification No.)


                               P. O. Box 929
                      Petersburg, West Virginia  26847
                  (Address of principal executive offices)


                               (304) 257-4111
                      (Registrant's telephone number,
                            including area code)





Item 5.  Other Events

         On July 19, 1995, a member of the Company's Board of Directors, James E. Frye, Sr., died. On August 14, 1995, Courtney R. Tusing was elected to fill his vacancy on the Board of Directors.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HIGHLANDS BANKSHARES, INC.


                              CLARENCE E. PORTER
                              Clarence E. Porter
                              Corporate Secretary

September 5, 1995